UNITED STATES              ----------------------------
             SECURITIES AND EXCHANGE COMMISSION   |        OMB APPROVAL        |
                  Washington, DC 20549            |----------------------------|
                                                  |OMB Number:    3235-0059    |
                                                  |Expires:    January 21, 2008|
                                                  |Estimated average burden    |
                                                  |hours per response.....14.00|
                                                   ----------------------------

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12


                          BARON INVESTMENT FUNDS TRUST
                            (f/k/a Baron Asset Fund)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     5)   Total fee paid:

--------------------------------------------------------------------------------

               Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 1913 (04-05)

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

--------------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     3)   Filing Party:

--------------------------------------------------------------------------------
     4)   Date Filed:

--------------------------------------------------------------------------------

                                BARON ASSET FUND

                   SECOND NOTICE OF ADJOURNMENT OF SPECIAL MEETING OF
                                  SHAREHOLDERS


  To Our Shareholders:

Please take notice that the Special Meeting of Shareholders (the "Meeting") of Baron Asset Fund (the "Fund"), which was scheduled to take place at the Loews Regency Hotel, 540 Park Avenue (at 61st Street), New York, NY 10021, on December 5, 2006, at 11 a.m. eastern time is being adjourned to January 12, 2007.

As described in the proxy statement filed with the Securities and Exchange Commission on October 12, 2006 (the "Proxy Statement"), the shareholders of the Fund will be asked to consider and vote as a single class on the following proposal:

     (1)  To approve or disapprove a change to the investment goal of the Fund.

The shareholders of the Fund will be asked to consider and vote separately on the following proposal, which is described in the Proxy Statement:

     (2) To transact such other business as may properly come before the Special Meeting of Shareholders or any adjournment thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO CHANGE THE FUND'S INVESTMENT GOAL TO PROVIDE CAPITAL APPRECIATION THROUGH INVESTMENTS PRIMARILY IN THE SECURITIES OF MEDIUM SIZED GROWTH COMPANIES. THE BOARD BELIEVES THIS CHANGE WILL BENEFIT THE FUND'S SHAREHOLDERS AS IT WILL ALLOW THE ADVISER TO BETTER DISTINGUISH THE FUND FROM BARON FUNDS' TWO SMALL-CAP GROWTH FUNDS. IN ADDITION, THIS CHANGE WILL ALLOW THE FUND TO TAKE ADVANTAGE OF BARON FUNDS' INSTITUTIONAL KNOWLEDGE OF THE MANY SUCCESSFUL SMALL GROWTH COMPANIES WHICH HAVE BECOME MID-SIZED GROWTH COMPANIES AND WHICH THE ADVISER BELIEVES HAVE SIGNIFICANT GROWTH PROSPECTS.

WE GREATLY APPRECIATE YOUR PROMPT ATTENTION TO THIS MATTER AND ASK THAT YOU VOTE
--------------------------------------------------------------------------------
YOUR  SHARES AS SOON AS  POSSIBLE  SO THAT THE  PROPOSAL IS APPROVED IN A TIMELY
--------------------------------------------------------------------------------
MANNER AND FURTHER COSTS CAN BE KEPT TO A MINIMUM.
--------------------------------------------------

Choose among the following easy options for recording your vote:

1.   VOTE BY TELEPHONE.  Call the toll-free  number listed on the enclosed proxy
     -----------------
     card and  follow  the  prerecorded  information.  Please  have  your  proxy
                                                       -------------------------
     materials, including the control number on your proxy card, available.
     ---------------------------------------------------------------------


2.   VOTE BY  INTERNET.  Log on to the  Internet  address  found on the enclosed
     -----------------
     proxy card and follow the  instructions  on the  website.  Please have your
                                                                ----------------
     proxy  materials,   including  the  control  number  on  your  proxy  card,
     ---------------------------------------------------------------------------
     available.
     ----------


3.   Vote by Mail. Sign, date, and mail the enclosed voting  instruction form or
     ------------
     proxy card in the postage-paid return envelope.


     If you have further questions regarding the proposals or the voting process, do not hesitate to call D.F. King & Co., Inc., at 1-888-605-1956 or the Baron Funds at 1-800-99-BARON. We greatly appreciate your prompt attention to this matter.



                                By order of the Board of Trustees

                                /s/ Linda S. Martinson
                                ----------------------
                                    Linda S. Martinson
                                    Secretary

                                    FORM OF
                             D.F. KING & Co., Inc.
                                Telephone Script
                                Baron Asset Fund

INTRODUCTION
------------

Hello, my name is ___________, calling from D.F. King & Co., Inc. on behalf of BARON ASSET FUND. May I speak with Mr./Ms. __________.

(Once Shareholder is on the line)

Mr./Ms. ___________, this conversation will be recorded and should take only a few minutes of your time. D.F. King & Co., Inc. has been retained by Baron Asset Fund to help obtain and record shareholder votes with regards to the Special Shareholders' Meeting of the BARON ASSET FUND scheduled for JANUARY 12, 2007. Have you received the proxy statement regarding the meeting?

     IF NO - [THEN HELP THE SHAREHOLDER OBTAIN THE MATERIAL HE/SHE REQUIRES. IF A NOBO, GIVE HIM/HER THE 800# AND HAVE THEM CALL BACK WHEN THEY RECEIVE. IF REGISTERED, WE WILL SEND THE MATERIALS DIRECTLY. IN EITHER CASE, MAKE SURE THE ADDRESS IS CORRECT, MAKE ANY NECESSARY CORRECTIONS, AND CODE THE DISPOSITION AS "14" OR "15".]

IF YES - Baron Asset Fund's Board of Trustees are asking you to consider a proposal which they have studied carefully and they recommend that you vote in favor of the proposal. For your convenience you can cast your vote by mail, Internet, or touch-tone telephone if you still have your proxy card or I can record your vote over the telephone. Would you like me to record your vote over the telephone right now?

IF YES - Do you have any questions before we proceed?

     [IF SHAREHOLDER ASKS HOW TO VOTE VIA THE INTERNET, THE WEBSITE IS WWW.PROXYWEB.COM/PROXY (REGISTERED); WWW.PROXYVOTE.COM (NOBO )- HE/SHE WILL NEED THE CONTROL NUMBER FROM HIS/HER PROXY CARD.

     IF SHAREHOLDER ASKS HOW TO VOTE VIA TOUCHTONE TELEPHONE, THE TELEPHONE NUMBER IS 1-888-221-0697 - HE/SHE WILL NEED THE CONTROL NUMBER FROM HIS/HER PROXY CARD.

     TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. REMIND THE SHAREHOLDER THAT THE FUND'S BOARD OF TRUSTEES HAVE RECOMMENDED THAT HE/SHE VOTE IN FAVOR OF THE PROPOSAL. MOST QUESTIONS CAN BE ADDRESSED BY REFERRING TO THE PROXY STATEMENT AND READING THE APPROPRIATE SECTIONS.]

Here is how we will proceed. The call will be recorded. I will ask you for 3 pieces of information for verification: your name, your address and ONLY the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity). Finally, I will confirm that you have received the proxy materials and take your vote. You will be mailed a letter confirming your votes, which will tell you how to make any changes, if you wish. Do you feel comfortable with this process?

IF NO - Do you have any questions that I may answer about this proxy for you?

     [TAKE TIME TO ANSWER ALL QUESTIONS CAREFULLY. DO NOT GIVE ADVICE. REMIND THE SHAREHOLDER THAT THE FUND'S BOARD OF TRUSTEES HAVE RECOMMENDED THAT HE/SHE VOTE IN FAVOR OF THE PROPOSAL. MOST QUESTIONS CAN BE ADDRESSED BY REFERRING TO THE PROXY STATEMENT AND READING THE APPROPRIATE SECTIONS.]


At your earliest convenience, please vote by signing and dating the proxy card you received, and returning it in the envelope provided. You can also submit your vote by going on-line to www.proxyweb.com/proxy (registered); www.proxyvote.com (NOBO) or by calling 1-888-221-0697. The shareholder meeting cannot be held until a majority of the shares have been voted. Are you sure that
                                                               -----------------
you do not want to take  advantage  of  voting  your  shares  right now over the
--------------------------------------------------------------------------------
telephone?
----------

IF YES - Are you ready?

IF NO - Would it be okay if we contact you again if your shares still have not been voted in the next few weeks prior to the January 12th meeting date?

BEGIN THE VOTE
--------------

First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of BARON ASSET FUND. Today's date is __________ and the time is __________.

May I please have your full name? (If shareholder is an entity) May I please have your title? Can you confirm that you are authorized to direct the voting of these Baron Asset Fund shares?

May I please have your address?

May I have ONLY the last 4 digits of your social security number? (If shareholder is an entity, ASK FOR TAX IDENTIFICATION NUMBER)

     [INPUT THE LAST 4 DIGITS OF THE SSN. YOU MAY NOT PROCEED WITHOUT THIS INFORMATION. IF THE SHAREHOLDER REFUSES TO GIVE THIS INFORMATION, EXPLAIN THAT IT IS FOR SECURITY PURPOSES ONLY, TO ASSURE THAT ONLY THE PROPER PERSON CAN VOTE HIS SHARES. HOWEVER, IF THE SHAREHOLDER CONTINUES TO RESIST, YOU HAVE NO CHOICE BUT TO POLITELY END THE CALL AND REMIND HIM/HER OF THE OTHER METHODS HE/SHE CAN USE TO CAST HIS/HER VOTE.]

Have you received the proxy materials?



ACTUAL VOTING
-------------

Baron Asset Fund's Board of Trustees are asking you to consider a proposal which they have studied carefully. They recommend that you vote in favor of the proposal. Would you like to vote in favor of the proposal as recommended by the Board?


[IF YOU ARE REQUIRED TO READ THE PROPOSAL INDIVIDUALLY, END EACH PROPOSAL BY SAYING, "BARON ASSET FUND'S BOARD RECOMMENDS THAT YOU VOTE IN FAVOR. HOW WOULD YOU LIKE TO VOTE?" FOR THIS PROPOSAL, THE VALID RESPONSES ARE

                        F = FOR PROPOSAL.

                        A = AGAINST PROPOSAL.

                        B = ABSTAIN. ]



CLOSING
-------

I have recorded your vote. You have voted __________. Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it onto the Fund. In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

ADDITIONAL QUESTIONS AND RESPONSES THAT MAY ARRISE DURING THE COURSE OF A CONVERSATION WITH A D.F. KING REPRESENTATIVE

Q.)  Why have I received more than one communication regarding this meeting?

A.) As of today, we have sent a few mailings which you should have received and you may have received one or more telephone follow-up calls. Although the vote response has been extremely favorable, as we still have to receive the necessary vote participation to pass the proposal and because your shares have not been voted, we are following-up to see whether we can record your vote over the telephone right now. May we take your vote? It should only take a few moments of your time. Baron Asset Fund has hired our firm, D.F. King & Co., Inc., to assist with the process of obtaining and recording your vote.

Q.)  What if I have not yet received materials?

A.) If you receive your information from the Fund by regular mail, we will confirm your address and if you receive your information from the Fund electronically, we will confirm your email address. After which, we will send out new materials, which you should receive in a few days, to the address you provide. If the address matches the address that we have on file, please be aware that we recently mailed out adjournment materials, which you should have or should receive shortly and which provide voting instructions and easy voting options which we urge you to use immediately to record your vote. If after you receive your new proxy materials you still have questions, please call D.F. King & Co., Inc. toll free at 1-888-605-1956 or the Baron Funds at 1-800-99-BARON.

Q.)  Which number should I call to record my vote?

A.) Please be aware that although Baron Asset Fund has enlisted the help of two firms with this proxy vote, ADP and D.F. King & Co., Inc., Baron Asset Fund would like you to only call D.F. King & Co., Inc., with any questions that you may have regarding the proxy materials or to record your vote. Please feel free to contact D.F. King & Co., Inc., at 1-888-605-1956, Monday ?Friday between 9a.m.-10p.m. EDT and Saturday between 11am and 5pm EDT. If you have further questions regarding the proxy vote or questions regarding Baron Asset Fund, please call the Fund directly at 1-800-99-BARON.

Q.) What if I have a financial advisor that normally helps me with this type of item?

A.) As you may be seeking advice from your financial advisor, would you like D.F. King to call you back after you speak with them and if so when is a convenient time? Please be aware your shares are registered in your name and not your financial advisors name so only you have voting authority over your account. If you or your financial advisor have any questions about the proxy please call D.F. King & Co., Inc., at 1-888-605-1956, Monday ?Friday between 9a.m.-10p.m. EDT and Saturday between 11am and 5pm EDT or the Baron Funds at 1-800-99-BARON.